SPDR® Series Trust

SPDR Bloomberg Barclays Intermediate Term Treasury ETF

(the “Fund”)

Supplement dated April 26, 2019 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2018,

as may be supplemented from time to time

Effective immediately, SSGA Funds Management, Inc., the investment adviser to the Fund, has agreed to reduce the Fund’s management fee from 0.10% to 0.06% of the Fund’s average daily net assets. Accordingly, effective immediately, the fee table and example table in the “FEES AND EXPENSES OF THE FUND” section on page 17 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.06%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.06%

1	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s management fee.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$ 6	$19	$34	$77

Effective immediately, all additional references in the Prospectus and SAI to the Fund’s management fee are revised as indicated above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

04262019SUP1